UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 22, 2016 (July 21, 2016)

Ennis, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Texas	1-5807	75-0256410
(State or Other Jurisdiction of Incorporation)	(Commission File Number	(IRS Employer Identification No.)

2441 Presidential Pkwy. Midlothian, Texas		76065
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 775-9801

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 11, 2016, Michael D. Magill was elected as a director of Ennis, Inc. (the “Company”) to serve out the remaining term of Mr. Irshad Ahmad, a former officer of the Company, who resigned his board position on March 12, 2016. On July 21, 2016, Mr. Magill, resigned his position as a director of the Company. His resignation was not on the account of any disagreement with the Company. With the resignation, the Board elected Mr. Kenneth G. Pritchett, a former director of the Company, to serve out the remaining term for this board seat (the Company’s Annual Meeting of Shareholders in 2017), or until his successor is elected and qualified.

Mr. Pritchett, served as a director of the Company from 1999 to 2016. During his tenure as a director of the Company, he served as a member and past chairperson of both the Company’s Audit and Compensation Committees. Mr. Pritchett is the president of Ken Pritchett Properties, Inc. which is a Commercial and Residential Development Corporation specializing in small commercial, medical, office parks, and exclusive residential developments. Mr. Pritchett was a member of the board of Methodist Hospitals of Dallas for over fifteen years and has served as the past president of the Homebuilders Association of Dallas/Fort Worth and as an executive officer of both the Texas and National Homebuilders Associations. He has served on two national bank boards and two government agency boards. Mr. Pritchett holds an MBA from U.C. Berkeley in Economics.

Item 5.07	Submission of Matters to a Vote of Security Holders

(a)	The Company held its Annual Meeting of Shareholders on July 21, 2016. There were 26,069,164 eligible votes, with 23,845,285 votes being cast, or 91.47%.

(b)	Proxies for the meeting were solicited pursuant to Regulation 14A; there was no solicitation in opposition to management’s nominees for directors listed in the Proxy Statement and all such nominees were elected.

1.	The following directors were elected:

	Votes Cast			Broker
Nominees for Director	for	Against	Abstain	Non-Votes
John R. Blind	20,283,750	454,717	29,148	3,077,670
Michael J. Schaefer	20,296,841	453,536	17,238	3,077,670
James C. Taylor	20,078,695	671,291	17,629	3,077,670

The following directors’ terms of office as director continued after the Annual Meeting of Shareholders:

Frank D. Bracken; Godfrey M. Long, Jr.; Thomas R. Price; Alejandro Quiroz; and Keith S. Walters.

2.	Selection of Grant Thornton, LLP as the Company’s independent registered public accounting firm for the fiscal year ending 2017.

For	Against	Abstain
23,640,718	169,211	35,356

3.	To approve a non-binding advisory vote on executive compensation.

			Broker
For	Against	Abstain	Non-Votes
19,763,203	834,959	169,453	3,077,670

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ennis, Inc.

Date: July 22, 2016	By:	/s/ Richard L. Travis, Jr.
Richard L. Travis, Jr. Chief Financial Officer